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                                                                  Exhibit 10

                               ARTHUR ANDERSEN LLP

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-19605 for Hartford Life Insurance Company Separate Account Two on Form N-4.

                                              /s/ Arthur Andersen LLP

Hartford, Connecticut
October 30, 1997